UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2009

Loreto Resources Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Av. Pardo y Aliaga 699 Of. 802
Lima 27, Peru

(Address of principal executive offices)	(Zip Code)

+011 (511) 212-1880

(Registrant’s telephone number, including area code)

 1266 1st Street, Suite 4
Sarasota, FL 34236

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Information

On January 15, 2009, our Board of Directors approved a 2-for-1 forward split (the “Forward Split”) of our common stock, par value $0.001 per share, in the form of a stock dividend.  The declaration date for the Forward Split was January 16, 2009.  The record date for the Forward Split was January 26, 2009, the payment date is January 30, 2009, and the effective date will be February 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loreto Resources Corporation

Date: January 29, 2009	By:	/s/ Luis F. Saenz
Name: Luis F. Saenz
Title: President